SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2008

Skinvisible, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-25911	88-0344219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6320 South Sandhill Road Suite 10 , Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-433-7154

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 31, 2008, Mr. Jost Steinbruchel resigned as a member of our board of directors.  There was no known disagreement with Jost Steinbruchel on any matter relating to the Company’s operations, policies or practices.

On January 31, 2008, Mr. Brian Piwek was appointed to serve as a member of the Company’s board of directors to fill the vacancy left by Mr. Jost Steinbruchel.

Mr. Piwek's was the president of Overwaitea Foods supermarket from 1991 until 1997.  In 1997  he accepted the position as Co-CEO with A&P Canada (The Great Atlantic & Pacific Tea Company Inc.) and in 2000 was appointed Chairman, President and CEO of A&P Canada.  In late 2002 he moved to the United States as President and Chief Executive Officer of A&P US (New York Stock Exchange symbol "GAP") where he began the turnaround of Norht America's oldest retail food chain.  Mr. Piwek retired from A&P in July 2005 and has been recognized for his achievements throughout his career including "President of the Year" by the Jim Pattison Group for the oustanding financial performance of Overwaitea in 1993.  Mr. Piwek is an MBA graduate and has served on many voluntary boards.

SECTION 7– Regulation FD

Item 7.01	Regulation FD Disclosure

On January 30, 2008 the Company signed an exclusive licensing agreement with Panalab Internacional S. A. for the right to develop and commercialize the Company’s prescription anti-acne products formulated with adapalene and Invisicare® in Argentina, Brazil and Chile.

The information in this Item 7.01 of Form 8-K is “furnished” and not “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

These projections and assumptions contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Further information on factors that could affect the Company’s financial and other results is set forth in the projections and assumptions and included in the Company’s Forms 10-QSB and 10-KSB, filed with the Securities and Exchange Commission.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skinvisible, Inc.

/s/ Terry Howlett
Terry Howlett
Chief Executive Officer
Date:         January 31, 2008